Exhibit 99.1

New Beginnings Acquisition Corp. (NYSE American: NBA) Announces
Effectiveness of S-4 Registration Statement in Conjunction with Proposed
Business Combination with 5G Innovator and Disruptor, Airspan Networks Inc.

Clears Way for Airspan to Go Public under ticker MIMO on NYSE American in SPAC Transaction

NBA Shareholder Vote Scheduled for August 11

Boca Raton, FL, July 26, 2021 – New Beginnings Acquisition Corp. (“NBA”) (NYSE American: NBA), a special purpose acquisition company, and Airspan Networks Inc. (“Airspan”), which provides ground-breaking, disruptive hardware and software for 5G network solutions, announced today that the Securities and Exchange Commission (“SEC”) has declared effective the registration statement on Form S-4 (the “Form S-4”) filed with the SEC in connection with the proposed business combination between Airspan and NBA. The Form S-4 is available on the SEC website at www.sec.gov. The action by the SEC paves the way for the companies to work toward closing their business combination in the coming weeks following satisfaction of the remaining closing conditions to the business combination.

NBA will hold a special meeting on Wednesday, August 11, 2021 at 11:00 am Eastern Time (the “Special Meeting”) for its stockholders of record as of the record date, July 12, 2021, to approve the proposed business combination and certain related proposals. On July 26, 2021, NBA also filed with the SEC a definitive proxy statement/prospectus relating to the proposed business combination and will commence mailing of the definitive proxy statement/prospectus to its stockholders of record. Stockholders who owned shares of NBA as of July 12, 2021 should submit their votes by 5:00 pm August 10, 2021. NBA stockholders who need assistance in completing the proxy card, need additional copies of the proxy materials, or have questions regarding the Special Meeting may contact NBA's proxy solicitor, Morrow Sodali LLC, by telephone at (800) 662-5200 or NBA.info@investor.morrowsodali.com.

If NBA stockholders approve the proposed business combination and related proposals at the Special Meeting, the business combination is expected to close shortly afterward, subject to the satisfaction of customary closing conditions. Upon closing, NBA will be renamed “Airspan Networks Holdings Inc.” and its common stock is expected to be listed on the NYSE American with the ticker symbol “MIMO.”

“We are excited to reach this important milestone and look forward to successfully completing the proposed business combination with NBA,” said Eric Stonestrom, President and CEO of Airspan. “We appreciate the support from NBA and all of our investors, who share our belief that Airspan is well positioned to capitalize on the significant growth opportunities in 5G, Open RAN, Private Networks and Fixed Wireless Access (FWA) solutions.”

“With its cutting-edge 5G software and hardware solutions, we believe Airspan is well positioned for long-term, sustainable growth,” said Michael Liebowitz, CEO of New Beginnings Acquisition Corp. “We are excited to present the business combination to NBA stockholders and believe we are in the final stage of a successful conclusion of this deal.”

About Airspan

Airspan is a US-based provider of ground-breaking, disruptive software and hardware for 5G networks and a pioneer in end-to-end Open RAN solutions interoperable with other vendors. As a result of our innovative technology and significant R&D investments to build and expand our 5G solutions portfolio, Airspan believes it is well positioned with Open RAN, private networks, fixed wireless access (FWA) and CBRS solutions, providing solutions to tier 1 mobile network operators to deploy their networks of the future, today. With over 1 million cells shipped to 1,000 customers in more than 100 countries, Airspan has global scale. For more information, visit www.airspan.com.

In March 2021, Airspan entered into a business combination agreement with New Beginnings Acquisition Corp. (“NBA”) (NYSE American: NBA), pursuant to which Airspan will become a wholly-owned subsidiary of NBA. The closing of the business combination (the “Business Combination”) with NBA is subject to customary closing conditions, including shareholder approvals and the expiration or early termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended. Upon closing, NBA will be renamed “Airspan Networks Holdings Inc.” and its common stock is expected to be listed on the NYSE American with the ticker symbol “MIMO.” See www.nbaspac.com for more information.

About New Beginnings Acquisition Corp.

New Beginnings Acquisition Corp. (NYSE American: NBA), is a blank check company formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses. NBA’s business strategy is to identify and complete its initial business combination with a company that can benefit from (i) the managerial and operational experience of its management team, (ii) additional capital and (iii) access to public securities markets.

Additional Information and Where to Find It

This news release does not contain all the information that should be considered concerning the proposed Business Combination and related transactions (the “Proposed Transaction”) and is not intended to form the basis of any investment decision or any other decision in respect of the Proposed Transaction. In connection with the Business Combination, NBA has filed a registration statement and subsequent amendments on Form S-4 (the “Form S-4”) with the SEC, which included a preliminary proxy statement / prospectus with respect to certain matters upon which NBA stockholders will be asked to vote. On July 26, 2021, NBA filed the definitive proxy statement / prospectus with the SEC. The definitive proxy statement / prospectus will be sent to all NBA stockholders. NBA will also file other documents regarding the Proposed Transaction with the SEC. Before making any voting decision, NBA stockholders are advised to read the Form S-4, the proxy statement / prospectus and all other relevant documents filed or that will be filed with the SEC in connection with the Proposed Transaction as they become available because they will contain important information about the Proposed Transaction. Stockholders may obtain free copies of the definitive proxy statement / prospectus and other documents filed with the SEC, without charge, once available, at the SEC’s website at www.sec.gov, or by directing a request to: New Beginnings Acquisition Corp., 800 1st Street, Unit 1, Miami Beach, FL 33139, USA.

No Offer or Solicitation

This news release is for informational purposes only and is not intended to and shall not constitute a proxy statement or the solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Proposed Transaction and is not intended to and shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy or subscribe for any securities or a solicitation of any vote of approval, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Participants in Solicitation

NBA, Airspan and their respective directors and executive officers may be deemed participants in the solicitation of proxies from NBA’s stockholders with respect to the Proposed Transaction. A list of the names of those directors and executive officers and a description of their interests in NBA is contained in the definitive proxy statement / prospectus contained in the Form S-4. Additional information regarding the interests of such participants, which may, in some cases, be different than those of NBA and Airspan’s equity holders generally, is also set forth in the definitive proxy statement / prospectus for the Business Combination.

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Cautionary Statement Regarding Forward-Looking Statements

This news release contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements about future financial and operating results, NBA’s plans, objectives, expectations and intentions with respect to future operations, products and services; and other statements identified by words such as "will likely result," "are expected to," "will continue," "is anticipated," "estimated," "believe," "intend," "plan," "projection," "outlook" or words of similar meaning. These forward-looking statements include, but are not limited to, statements regarding Airspan’s market positioning and the likelihood and ability of the parties to successfully consummate the Proposed Transaction and the timing thereof. Such forward-looking statements are based upon the current beliefs and expectations of NBA’s management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are difficult to predict and generally beyond NBA’s control. Actual results and the timing of events may differ materially from the results anticipated in these forward-looking statements.

In addition to factors previously disclosed in NBA’s reports filed with the SEC and those identified elsewhere in this communication, the following factors, among others, could cause actual results and the timing of events to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: (i) the risk that the proposed transaction may not be completed in a timely manner or at all, which may adversely affect the price of NBA’s securities; (ii) the risk that the transaction may not be completed by NBA’s business combination deadline and the potential failure to obtain an extension of the Business Combination deadline if sought by NBA; (iii) the failure to satisfy the conditions to the consummation of the Proposed Transaction, including the adoption of the business combination agreement by the stockholders of NBA and Airspan, the satisfaction of the minimum trust account amount following redemptions by NBA’s public stockholders and the receipt of certain governmental and regulatory approvals; (iv) the lack of a third party valuation in determining whether or not to pursue the Proposed Transaction; (v) the occurrence of any event, change or other circumstance that could give rise to the termination of the business combination agreement; (vi) the impact of COVID-19 on Airspan’s business and/or the ability of the parties to complete the Proposed Transaction; (vii) the effect of the announcement or pendency of the transaction on Airspan’s business relationships, performance and business generally; (viii) risks that the proposed transaction disrupts current plans and operations of Airspan; (ix) the outcome of any legal proceedings that may be instituted against Airspan or NBA related to the business combination agreement or the Proposed Transaction; (x) the ability to maintain the listing of NBA’s securities on the NYSE American; (xi) the price of NBA’s and the post-combination company’s securities may be volatile due to a variety of factors, including changes in the competitive and regulated industries in which Airspan operates, variations in performance across competitors, changes in laws and regulations affecting Airspan’s business and changes in the combined capital structure; (xii) the ability to implement business plans, forecasts, and other expectations after the completion of the Proposed Transaction, and identify and realize additional opportunities; (xiii) the risk of downturns and the possibility of rapid change in the highly competitive industry in which Airspan operates; (xiv) the risk that Airspan and its current and future collaborators are unable to successfully develop and commercialize Airspan’s products or services, or experience significant delays in doing so; (xv) the risk that the post-combination company may not achieve or sustain profitability; (xvi) the risk that the post-combination company will need to raise additional capital to execute its business plan, which may not be available on acceptable terms or at all; (xvii) the risk that the post-combination company experiences difficulties in managing its growth and expanding operations; (xviii) the risk that third-party suppliers and manufacturers are not able to fully and timely meet their obligations; (xix) the risk that the rollout and utilization of 5G technology will not provide the expected benefits; (xx) the risk that Airspan is unable to secure or protect its intellectual property; and (xxi) the risk that the post-combination company’s securities will not be approved for listing on the NYSE American or if approved, maintain the listing.

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Actual results, performance or achievements may differ materially, and potentially adversely, from any projections and forward-looking statements and the assumptions on which those forward-looking statements are based. There can be no assurance that the data contained herein is reflective of future performance to any degree. You are cautioned not to place undue reliance on forward-looking statements as a predictor of future performance as projected financial information and other information are based on estimates and assumptions that are inherently subject to various significant risks, uncertainties and other factors, many of which are beyond NBA’s control. All information set forth herein speaks only as of the date hereof in the case of information about NBA and Airspan or the date of such information in the case of information from persons other than NBA or Airspan, and we disclaim any intention or obligation to update any forward-looking statements as a result of developments occurring after the date of this communication. Forecasts and estimates regarding Airspan’s industry and end markets are based on sources we believe to be reliable, however there can be no assurance these forecasts and estimates will prove accurate in whole or in part.

Investor Relations and Media Contact:

Howie Waterman

917-359-5505

hwaterman@airspan.com

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